SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION

MUTUAL OF AMERICA INVESTMENT CORPORATION

DATED AS OF JULY 12, 2021

Effective on July 1, 2021, Andrew Heiskell, Executive Vice President, Director of Fixed Income of the Adviser, retired from Mutual of America and is no longer a Portfolio Manager of the Mid-Term Bond Fund, Bond Fund, and the fixed income portion of the Composite Fund.

Disclosure relating to Mr. Heiskell is deleted on page 31 under the sub-heading Portfolio Manager Compensation – Adviser.

Disclosure relating to Mr. Heiskell is deleted on page 33 and 34 under the sub-heading Other Information – Adviser.